                                                                       EXHIBIT 5

AIG SunAmerica                    New Business Documents        Overnight With Checks
Life Assurance Company            With Checks                   ---------------------
1 SunAmerica Center               -----------                   BONPC
Los Angeles, CA 90067-6022        P.O. Box 100330               1111 Arroyo Parkway
                                  Pasadena, CA 91189-0001       Suite 150
                                  Without Checks                Lock Box 10330
                                  --------------                Pasadena, CA 91105
                                  P.O. Box 54299                Domiciliary State: Arizona
                                  Los Angeles, CA 90054-0299

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DEFERRED ANNUITY APPLICATION/ENROLLMENT FORM                                   ANA-562 (1/03)
Please print or type.
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A. OWNER/PARTICIPANT
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Last Name                              First Name                              Middle Initial

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Street Address

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City                                        State                              Zip Code

Mo.      Day       Year           [_]  M  [_]  F                          (   )
-----------------------------     ----------------    -----------------   --------------------     -------------------
Date of Birth                     Sex                 SSN or TIN          Telephone Number         Email Address

JOINT OWNER/ PARTICIPANT: (If Applicable)

---------------------------------------------------------------------------------------------------
Last Name                              First Name                              Middle Initial

Mo.      Day       Year           [_]  M   [_]  F                                                                 (   )
-----------------------------     -----------------   -----------------    ---------------------------------      ----------------
Date of Birth                     Sex                 SSN                  Relationship to Owner/Participant      Telephone Number

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B. ANNUITANT (Complete only if different from Owner/Participant)
---------------------------------------------------------------------------------------------------

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Last Name                              First Name                              Middle Initial

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Street Address

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City                                  State                                        Zip Code

Mo.      Day       Year           [_]  M   [_]  F                                   (   )
-----------------------------     -----------------        ------------------       ----------------
Date of Birth                        Sex                   SSN                      Telephone Number

JOINT ANNUITANT (If Applicable):___________________________________________________________________
                                  Last Name           First Name               Middle Initial

Mo.      Day       Year           [_]  M   [_]  F                                   (   )
-----------------------------     -----------------        -------------------      ----------------
Date of Birth                     Sex                      SSN                      Telephone Number

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C.   OPTIONAL ELECTIONS (See your financial representative and the prospectus for information about optional elections.)
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OPTIONAL DEATH BENEFIT ELECTIONS: This optional benefit may only be chosen at the time of application. Once any Optional Death Benefit is selected, it replaces the standard death benefit in the Contract/Certificate and the option cannot be terminated or changed. The Owner/Participant may select one Optional Death Benefit from Section I below. If an Optional Death Benefit is selected from Section I the Owner/Participant may also elect the Optional Death Benefit Enhancement in Section II below.
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                                ESTATE ADVANTAGE

I.   [_] Purchase Payment Accumulation           [_] Maximum Anniversary Value
     The Optional Death Benefits referenced above are available through issue age 80 (See the prospectus for details).

II. [_] Earnings Advantage - Optional Death Benefit Enhancement: This feature is offered as an enhancement to the Optional Death Benefit selected above and is not available if the Optional Death Benefit above is not selected. This option is available through issue age 80 (See the prospectus for details).

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D.   BENEFICIARY (Please list additional beneficiaries, if any, in the special instructions section)
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
[X] Primary _____________________________________________________________      _______________     ____________
            Last Name             First Name                    M I            Relationship        Percentage

[_] Primary [_] Contingent ______________________________________________      _______________     ____________
                            Last Name       First Name          M I            Relationship        Percentage
[_] Primary [_] Contingent ______________________________________________      _______________     ____________
                            Last Name       First Name          M I            Relationship        Percentage

ANA-562 (1/03)                              1

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E.   TYPE OF CONTRACT/CERTIFICATE (If this is a transfer or 1035 Exchange, please complete form [SA2500RL(2/01)] and submit it with this Application
     Form)
--------------------------------------------------------------------------------

[_]  QUALIFIED PLAN  MINIMUM [$2,000]       PLEASE INDICATE SPECIFIC QUALIFIED PLAN TYPE BELOW:
[_]  IRA  (tax year _________)         [_] IRA TRANSFER         [_] IRA ROLLOVER              [_] ROTH IRA
[_]  401(K)                  [_] 457   [_]  KEOGH               [_]   SEP      [_] TSA        [_] Other_____

[_]  NON-QUALIFIED PLAN    MINIMUM [$10,000]

[_]  Check included with this Application/Enrollment Form for $_______________________

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F.   SPECIFIED ANNUITY DATE: Date annuity payments ("income payments") begin.
     (Must be at least 2 years after the Contract/Certificate Date. Maximum annuitization age is the later of the Participant's 95th birthday or 10 years after Contract/Certificate Date. Note: If left blank, the Annuity Date will default to the maximum for nonqualified and to 70 1/2 for qualified contracts).
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Month              Day            Year
-------------------------------------------------

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G.   SPECIAL FEATURES (OPTIONAL)
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[_]  SYSTEMATIC WITHDRAWAL: Include Form Number [SA-5550SW (8/00)] with this
     Participant Enrollment Form.

[_] AUTOMATIC ASSET REBALANCING: I request the accounts to be REBALANCED as designated in section J at the frequency initialed below:
     (Select only one)  ______ Quarterly    _______Semiannually    _____Annually

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H.   TELEPHONE/INTERNET TRANSFERS AUTHORIZATION
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I [_] DO [_] DO NOT authorize telephone transfers, subject to the conditions set forth below. If no election is made, the Company will assume that you do authorize telephone or internet transfers. (North Dakota: If no election is made, the Company will assume you do NOT wish to authorize telephone transfers)

I [_] DO [_] DO NOT authorize Internet transfers, subject to the conditions set forth below.

I authorize the Company to accept telephone and/or Internet instructions for transfers in any amount among investment options from anyone providing proper identification subject to restrictions and limitations contained in the Contract/Certificate and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone or Internet instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record. For Internet transfers the Company will require proper password or Internet authentication, keep records of all such transactions and send confirmations to the address of record.

Do you authorize the delivery of the prospectus and other required documentation to your personal Internet Address in lieu of receipt by mail?

[_] YES [_] NO If Yes, You must indicate Your Email Address in the space provided on page 1.

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I.   ADDITIONAL INSTRUCTIONS ( Additional Beneficiaries, Transfer Company
     Information; etc.)
--------------------------------------------------------------------------------

ANA-562 (1/03)                              2

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J.   Investment & DCA Instructions (Allocations must be expressed in whole percentages and total allocation must equal 100%)
--------------------------------------------------------------------------------

Payment       DCA Target                                             Payment        DCA Target
Allocations   Allocations    Portfolio                               Allocations    Allocations    Portfolio
-----------   -----------    ---------                               -----------    -----------    ---------
Portfolios                                                                                         Strategies
----------                                                                                         ----------
_______%        ______%      Large Cap Growth Portfolio                 _______%      ______%      Growth Strategy
_______%        ______%      Large Cap Composite Portfolio              _______%      ______%      Moderate Growth Strategy
_______%        ______%      Large Cap Value Portfolio                  _______%      ______%      Balanced Growth Strategy
_______%        ______%      Mid Cap Growth Portfolio                   _______%      ______%      Conservative Growth Strategy
_______%        ______%      Mid Cap Value Portfolio
_______%        ______%      Small Cap Portfolio                     Focused Portfolios
_______%        ______%      International Equity Portfolio          ------------------
_______%        ______%      Diversified Fixed Income Portfolio         _______%      ______%      Focus Growth Portfolio
_______%        ______%      Cash Management Portfolio                  _______%      ______%      Focus Growth & Income Portfolio
                                                                        _______%      ______%      Focus TechNet Portfolio
                                                                        _______%      ______%      Focus Value Portfolio

Strategic Asset Management                                           Equity Funds
--------------------------                                           ------------
_______%      ______%        Strategic Growth Portfolio                 _______%      ______%      Equity Income Fund
_______%      ______%        Conservative Growth Portfolio              _______%      ______%      Growth & Income Fund
_______%      ______%        Balanced Portfolio                         _______%      ______%      Growth Fund of the Northwest
_______%      ______%        Conservative Balanced Portfolio            _______%      ______%      Growth Fund
_______%      ______%        Flexible Income Portfolio                  _______%      ______%      Mid Cap Stock Fund
                                                                        _______%      ______%      Small Cap Stock Fund
                                                                        _______%      ______%      International Growth Fund
Fixed Income Fund
-----------------
_______%      ______%      Short Term Income Fund
_______%      ______%      Government Securities Fund
_______%      ______%      Income Fund
_______%      ______%      Money Market Fund

                                                                     ASSET ALLOCATION MODELS
                                                                     -----------------------
Allocate ______% to:

[_] Model A        [_] Model B         [_] Model C         [_] Model D         [_] Model E


                                                                                         DCA Fixed Options and Program*
                                                                                         ------------------------------
                                                                                         ________% 6 Month DCA Account

                                                                                         ________% 1 yr. DCA Account



                                                                                         *  DCA Program will begin 30 days from the
                                                                                            date of deposit. Please indicate the
                                                                                            target account(s) in the spaces
                                                                                            provided. Total must equal 100%. The
                                                                                            total minimum transfer amount is $100.
                                                                                            We reserve the right to adjust the
                                                                                            number of transfers in order to meet
                                                                                            the minimum transfer amount.

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K.   DISCLOSURE NOTICES
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Fraud Warning: Any Person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

For Applicants in Arizona: Upon your written request, we will provide you within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (1) the difference between the premiums paid and the amounts allocated to any account under the contract and (2) the Contract Value on the date the returned contract is received by our company or agent.

For Applicants in Colorado: Fraud Warning: It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.

For Applicants in the District of Columbia: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For Applicants in Kentucky: Fraud Warning: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime.

For Applicants in Maine and Pennsylvania: Fraud Warning: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the

ANA-562 (1/03)                              3
purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime and subjects such person to criminal and civil penalties.

For Applicants in New Jersey: Fraud Warning: Any Person who includes any false information on an application for an insurance policy is subject to criminal and civil penalties.

For Applicants in Texas: Fraud Warning: Any Person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of fraud.

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L.   STATEMENT OF OWNER/PARTICIPANT
--------------------------------------------------------------------------------

Do you have any existing life insurance or annuity contracts? ___ Yes ___No If yes, will this Contract/Certificate replace an existing life insurance or annuity contract? [_] Yes [_] No (If yes, please attach transfer forms, replacement forms and indicate below, the name of the existing issuing company and the contract number.)


----------------------------------------    -----------------------             $---------------------------------
Company Name                                         Contract Number                    Estimated Transfer Amount

My answers to the above questions are true and correct to the best of my knowledge and belief. I agree that this Application/Enrollment Form shall be a part of any Contract/Certificate issued by the Company. Further,

..        I acknowledge receipt of the current prospectuses for this variable annuity and the applicable underlying funds of the trusts. I have read them carefully and understand their contents.

..        After consulting with my registered representative and reviewing the prospectuses, I confirm that this variable annuity is suitable for my objectives and needs.

..        I understand that all Purchase Payments and values provided by the
         Contract/Certificate, when based on investment experience of the Variable Portfolios or Subaccounts, are variable and are not guaranteed as to dollar amount by us, the U.S, Government or any State Government; are not federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State.

..        If I am funding a tax qualified retirement plan with this annuity, I understand that the annuity does not provide any additional tax deferral treatment beyond that which I already have under my plan.

..        I understand that the Company reserves the right to allocate my
         Purchase Payment(s) and any Initial Payment Enhancement(s), if applicable, to the Cash Management Portfolio/Subaccount until the end of the Right to Examine period.


Signed at _________________________________________            _________________
          City                             State               Date


-------------------------------------     --------------------------------------
Owner's/Participant's Signature           Joint Owner's/Participant's Signature (If Applicable)


----------------------------------------------------
Registered Representative's Signature


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M.   LICENSED/REGISTERED REPRESENTATIVE INFORMATION
--------------------------------------------------------------------------------

Will this Contract/Certificate replace in whole or in part any existing life insurance or annuity contract? [_] Yes [_] No


--------------------------------------------------------                        --------------------------
Printed Name of Registered Representative                                       Social Security Number


-------------------------------------------------------------------------------         ----------------
Representative's Street Address              City                      State                  Zip


----------------------------        (-----)----------------------      ------------------------     -------------------------------
Broker/Dealer Firm Name             Representative's Phone Number      Licensed Agent ID Number      Representative's Email Address

[_]  Option 1    [_] Option 2   [_]  Option 3    [_]  Option 4         (Check your home office for availability)]

For Office Use Only

ANA-562 (1/03)                              4